CCB FINANCIAL CORPORATION
              PLAN FOR SEVERANCE COMPENSATION AFTER
                       A CHANGE IN CONTROL


Introduction

The Board of Directors of CCB Financial Corporation ("CCB") has affirmed that CCB can better serve the interests of its customers, shareholders and employees as an independent institution. The financial performance of CCB has been excellent and future prospects look excellent also. As long as CCB can remain strong financially there is no reason why it cannot remain independent. However, the Board also realizes that the financial services industry is changing rapidly and that the future can not always be guaranteed.

The Board of Directors of CCB has evaluated the potential economic and social impact of a change in control of CCB on its employees. Many employees have invested their lives in their jobs and have made significant contributions to the growth and success of CCB. The stress on the employees and their families caused by the uncertainties of the pre-takeover publicity and by the post-takeover changes in operations resulting from the change in control are widely recognized. Branch closings, elimination of duplicate positions, different management, change of company culture, and reduced employee benefits all may flow from a change in control and all impose costs which must be borne by the employee and the employee's family.

The Board of Directors recognizes that, after a change in control of CCB, it may no longer have the power to protect the interests of the employees. The Board believes it is in CCB's interest to provide employees with the right to compensation to assist them in bearing the costs imposed by a change in control.

The Board believes a severance compensation plan of this kind will aid CCB in attracting and retaining the highly qualified individuals who are essential to its success. The plan's assurance of fair treatment will reduce the distractions and other adverse effects on employees' performance which are inherent in a change in control.

Accordingly, the following plan has been developed and is hereby adopted.

                            ARTICLE I
                      ESTABLISHMENT OF PLAN

1.1  Establishment of Plan

As of the Effective Date, CCB hereby establishes a severance compensation plan to be known as the "Severance Compensation Plan After a Change in Control" (the "Plan"), as set forth in this document. The purposes of the Plan are as set forth in the Introduction.


1.2  Applicability of Plan

The benefits provided by this Plan shall be available to all full-time and part-time employees of CCB who, at or after the Effective Date, meet the eligibility requirements of Article III and who work regularly scheduled hours with an Employer.

1.3  Contractual Right to Benefits

This Plan establishes and vests in each Participant a contractual right to the benefits to which he or she is entitled hereunder, enforceable by the Participant against his or her Employer or CCB, or both.

                           ARTICLE II
                  DEFINITIONS AND CONSTRUCTION

2.1  Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the term is capitalized.

      (a) "Change in Control" of CCB means and includes each and all of the following occurrences:

           (i) After the Effective Date of this Plan, any Person (as defined in Section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, acquires beneficial ownership of voting stock, acquires irrevocable proxies, or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of CCB, or acquires control of in any manner the election of a majority of the directors of CCB.

           (ii) CCB merges with or into another corporation, association, or entity, or is otherwise reorganized, where CCB is not the surviving corporation in such transaction.

           (iii) All or substantially all of the assets of CCB are sold or otherwise transferred to or acquired by any other corporation, association, or other Person, entity or group.

Notwithstanding the other provisions of this Article II, for purposes of this Plan the term "Change in Control" shall not include a transaction approved by CCB's Board of Directors which results in CCB merging with, transferring its assets to or becoming the subsidiary of a corporation newly formed at the direction of CCB's Board of Directors for the purpose of such transaction or serving as a bank holding company for CCB, and in connection with such transaction, CCB's shareholders (other than those who exercise statutory rights of dissent and appraisal) become the holders of substantially all of the voting stock of such corporation.

      (b)   "CCB" means CCB Financial Corporation, Durham,  North
Carolina, a North Carolina corporation, and any successor as provided in Article VII hereof.

      (c) "Compensation" of a Participant means and includes base monthly salary paid by an Employer as consideration for the Participant's service during the month ended that immediately precedes the date as of which Compensation is to be determined plus an amount equal to one-twelfth of all other short-term cash compensation paid by an Employer to an Employee during the 12 months immediately preceding the date as of which compensation is to be determined.

       (d)    "Division/Region  Executives"  and  "Other   Senior
Officers" shall mean those Employees holding such titles as designated from time to time by the Board of Directors of CCB.

      (e) "Effective Date" as to Employees of an Employer means the date the Plan is approved by the Board of Directors of that Employer, or such other date as the Board shall designate in its resolution approving the Plan.

      (f) "Employee" means a common law employee of an Employer employed by Employer on a full-time or part-time basis who work regularly scheduled hours.

      (g) "Employer" means CCB or a direct or indirect subsidiary of CCB which has adopted the Plan pursuant to Article VI hereof.

      (h) "Just Cause" means the termination of employment of an Employee shall have taken place as a result of: (i) Participant's continued failure (following reasonable notice of such failure and an opportunity to correct performance deficiencies) to perform or discharge the duties of his employment in a reasonably competent and satisfactory manner, or a determination by the Participant's Employer, in good faith, that Participant is engaging or has engaged in willful misconduct or conduct which is detrimental to the business prospects of CCB or which has had or likely will have a material adverse effect on CCB's business or reputation; (ii) the violation by Participant of any applicable federal or state law, or any applicable rule, regulation, order or statement of policy promulgated by any governmental agency or authority having jurisdiction over CCB or any of its affiliates or subsidiaries (any of the foregoing being hereinafter referred to as a "Regulatory Authority", which will include, without limitation, the Federal Deposit Insurance Corporation, the North Carolina Banking Commissioner, the North Carolina Banking Commission, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of Richmond, the Securities and Exchange Commission or any other banking or securities regulatory authority), which results from Participant's gross negligence, willful misconduct or intentional disregard of such law, rule, regulation, order or statement of policy and results in any substantial damage, monetary or otherwise, to CCB or any of its affiliates or subsidiaries or to its reputation; (iii) the commission in the course of Participant's employment with the Participant's Employer of an act of fraud, embezzlement, theft or proven personal dishonesty (whether or not resulting in criminal prosecution or conviction); (iv) the conviction of Participant of any felony or any criminal offense involving dishonesty or breach of trust, or the occurrence of any event described in Section 19 of the Federal Deposit Insurance Act or any other event or circumstance which disqualifies Participant from serving as an employee of, or a party affiliated with, CCB; or, in the event Participant becomes unacceptable to, or is removed, suspended or prohibited from participating in the conduct of CCB's affairs (or if proceedings for that purpose are commenced) by, any Regulatory Authority; or (v) the occurrence of any event believed by CCB, in good faith, to have resulted in Participant being excluded from coverage, or having coverage limited as to Participant as compared to other covered employees, under CCB's then current "blanket bond" or other fidelity bond or insurance policy covering its directors, officers or employees.

      (i) "Severance Payment" means the payment of severance compensation as provided in Article IV hereof.

      (j)   "Participant"  means  an  Employee  who  meets   the
eligibility requirements of Section 3.1.

      (k)  "Plan" means the Plan for Severance Compensation After
Change in Control.

2.2  Applicable Law

To the extent not preempted by the laws of the United States, the laws of the State of North Carolina shall be the controlling law in all matters relating to the Plan.

2.3  Severability

If a provision of this Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                           ARTICLE III
                           ELIGIBILITY

3.1  Participation

Except as to the one (1) year minimum employment requirement as set forth in Section 4.3(d) hereof, each Employee who, as of the Effective Date, shall be in the employment by an Employer shall become a Participant on the date the Plan becomes effective for his or her Employer. Thereafter, each Employee who becomes employed by an Employer shall become a Participant on the day of such employment. Notwithstanding the foregoing, the Plan shall not apply to any Employee who, at the time of a Change in Control, shall have in effect an Employment Agreement with provisions allowing for a Severance Payment at least equivalent to the Severance Payments set forth herein.

3.2  Duration of Participation

A Participant shall cease to be a Participant in the Plan when he or she ceases to be an Employee of an Employer, unless such Participant is then entitled to payment of a Severance Payment as provided in the Plan. A Participant entitled to payment of a Severance Payment shall remain a Participant in this Plan until the full amount of the Severance Payment has been paid to the Participant.

                           ARTICLE IV
                       SEVERANCE PAYMENTS

4.1  Right to Severance Payment

A Participant shall be entitled to receive from CCB a Severance Payment in the amount provided in Section 4.3 if there has been a Change in Control of CCB and if, within two (2) years thereafter, the Participant's employment by an Employer shall terminate for any reason specified in Section 4.2, whether the termination is voluntary or involuntary. A Participant shall not be entitled to a Severance Payment if termination occurs by reason of his or her death, voluntary retirement at or after age 65, total and permanent disability, or for Just Cause.

4.2  Good Reasons for Termination

Following a Change in Control, a Participant shall be entitled to a Severance Payment if his or her employment by an Employer is terminated, voluntarily or involuntarily, for any one or more of the following reasons:

      (a) The Employer reduces the Participant's base salary or rate of compensation as in effect immediately prior to the Change in Control, or as the same may have been increased thereafter.

      (b) The Employer fails to continue any incentive plans in which the Participant was entitled to participate immediately prior to the Change in Control, substantially in the forms then in effect.

      (c) The Employer assigns to the Participant any duties or responsibilities not comparable with his or her duties or responsibilities with the Employer immediately prior to the Change in Control.

      (d) The Employer requires the Participant to change the location of his or her job or office, so that he or she will be based at a location more than thirty-five (35) miles from the location of his or her job or office immediately prior to the Change in Control.

       (e) Unless any reduction or elimination applies proportionately to all other Participants, the Employer fails to continue in effect any benefit or compensation plan, stock purchase plan, stock option plan, life insurance plan, health, accident or disability plan or any other material fringe benefit in which the Participant is participating immediately prior to the Change in Control (or plans providing substantially similar benefits), or the Employer takes any action which would adversely affect his or her participation or reduce his or her benefits under any of such plans or benefits.

      (g) A successor company fails or refuses to assume CCB's obligations under this Plan, as required by Article VII.

      (h) CCB or any successor company breaches any of the provisions of this Plan.

      (i) The Employer terminates the employment of a Participant at or after a Change in Control other than for Just Cause.

4.3  Amount of Severance Payment

Each Participant entitled to a Severance Payment under this Plan shall receive from CCB a lump sum cash payment in an amount based upon his or her length of continuous employment by one or more
Employers, as follows:

      (a) Division/Region Executives shall receive an amount equal to twelve (12) months of Compensation for employment with one or more Employers of an aggregate period of less than ten
(10) years; eighteen (18) months of Compensation for employment with one or more Employers of an aggregate of at least ten (10) years but not more than fifteen (15) years; and twenty-four (24) months of Compensation for employment with one or more Employers of an aggregate period of more than fifteen (15) years. Additionally, Employees in this category shall be provided outplacement employment services at their request.

     (b) Other Senior Officers shall receive three-fourths (.75) of a month's Compensation for each year of service with an Employer with a minimum of nine (9) months of Compensation and a maximum of eighteen (18) months of Compensation.

     (c) Other "exempt" managers/professionals shall receive one-half of one month's Compensation for each year of employment with one or more Employers provided, however, that each Employee in this category shall receive a minimum of six (6) months' Compensation and no Employee in this category shall receive more than twelve (12) months' Compensation.

      (d) All other Employees, provided they have continuously remained in employment with an Employer for twelve (12) consecutive months, shall receive one-fourth of one month's Compensation per year of employment with an Employer; provided that all such Employees in this category shall receive a minimum of two (2) months' Compensation and a maximum of six (6) months' Compensation.

      (e) At the discretion of CCB, an additional bonus may be provided to any employee in categories (a), (b), (c) and (d) above to encourage continued employment by such Employee with the Employer for such period of time as CCB and/or the Employer determines that such Employee's contributions would be critical to the ongoing operations and affairs of CCB. Additionally, all Employees set forth in categories (a), (b), (c) and (d) above shall be entitled to the continuation, for such number of months used to calculate his or her Compensation, of all employee benefit plans at the then current level at the time of his or her termination of employment (e.g., if an Employee is entitled to six (6) months' Compensation due to his or her years of employment, he or she shall additionally be entitled to six (6) months of continued employee benefits, including medical and life insurance and payout of accrued benefits such as vacation and sick leave, etc., for the six month period following the termination of employment.)

     (f) Notwithstanding the provisions of (a), (b), (c) and (d) above, if a Severance Payment to a Participant who is a Disqualified Individual shall be in an amount which includes an "Excess Parachute Payment", the payment hereunder to that Participant shall be reduced to the maximum amount which does not include an "Excess Parachute Payment". The terms "Disqualified Individual" and "Excess Parachute Payment" shall have the same meaning as defined in Section 280G of the Internal Revenue Code of 1986, or any successor section of similar import.

The Participant shall not be required to mitigate damages of the amount of his or her Severance Payment by seeking other employment or otherwise, nor shall the amount of such payment be reduced by any compensation earned by the Participant as a result of employment after his or her termination of employment by an Employer. Notwithstanding the foregoing, however, if an Employee secures new employment after terminating his or her employment as a result of a Termination Event, all employee benefit insurance coverages will be mitigated and reduced to the extent that other insurance coverages are secured.

4.4  Time of Severance Payment

The Severance Payment to which a Participant is entitled shall be paid by CCB to the Participant, in cash and in full, not later than thirty (30) days after the termination of the Participant's employment. If such a Participant should die before all amounts payable to him or her have been paid, such unpaid amounts shall be paid to the Participant's spouse, if living, otherwise to the personal representative of the Participant's estate.

                            ARTICLE V
             OTHER RIGHTS AND BENEFITS NOT AFFECTED

5.1  Other Benefits

Neither the provisions of this Plan nor the Severance Payment provided for hereunder shall reduce any amounts otherwise payable, or in any way diminish the Participant's rights as an Employee of an Employer, whether existing now or hereafter, under any benefit, incentive, retirement, stock option, stock bonus or stock purchase plan, or any employment agreement or other plan or arrangement.

5.2  Employment Status

This Plan does not constitute a contract of employment or impose on the Participant or the Participant's Employer any obligation to retain the Participant as an Employee, to change the status of the Participant's employment, or to change CCB's policies regarding termination of employment.

                           ARTICLE VI
                     PARTICIPATING EMPLOYERS

6.1 Upon approval by the Board of Directors of CCB, this Plan may be adopted by any Subsidiary of CCB. Upon such adoption, the Subsidiary shall become an Employer hereunder and the provisions of the Plan shall be fully applicable to the Employees of that Subsidiary. The term "Subsidiary" means any corporation in which CCB, directly or indirectly, holds a majority of the voting power of its outstanding shares of capital stock.

                           ARTICLE VII
                        SUCCESSOR TO CCB

7.1 CCB shall require any successor or assignee, whether direct or indirect, by merger, consolidation or otherwise, or by purchase of all or substantially all the business or assets of CCB, expressly and unconditionally to assume and agree to perform CCB's obligations under this Plan, in the same manner and to the same extent that CCB would be required to perform if no such succession or assignment had taken place. In such event, the reference to "CCB," as used in this Plan, shall mean CCB as hereinbefore defined and any successor or assignee to the business or assets which by reason hereof becomes bound by the terms and provisions of this Plan.

                          ARTICLE VIII
               DURATION, AMENDMENT AND TERMINATION

8.1  Duration

If a Change in Control has not occurred, this Plan will expire fifteen (15) years from the Effective Date designated by the Board of Directors of CCB, unless sooner terminated as provided in Section 8.2, or unless extended for an additional period or periods by resolution adopted by the Board of Directors of CCB at any time during the fifteenth year of the Plan.

If a Change in Control occurs, this Plan shall continue in full force and effect, and shall not terminate or expire until after all Participants who become entitled to Severance Payments hereunder shall have received such payments in full.

8.2  Amendment and Termination

The Plan may be terminated or amended in any respect by resolution adopted by the Board of Directors of CCB, unless a Change in Control has previously occurred. If a Change in Control occurs, the Plan no longer shall be subject to amendment, change, substitution, deletion, revocation or termination in any respect whatsoever.
8.3  Form of Amendment

The form of any proper amendment or termination of the Plan shall be a written instrument signed by a duly authorized officer or officers of CCB, certifying that the amendment or termination has been approved by the Board of Directors. A proper amendment of the Plan automatically shall effect a corresponding amendment to all Participants' rights hereunder. A proper termination of the Plan automatically shall effect a termination of all Participants' rights and benefits hereunder.

                           ARTICLE IX
                     LEGAL FEES AND EXPENSES

9.1 CCB shall pay all legal fees, costs of litigation, and other expenses incurred by each Participant as a result of CCB's refusal to make the Severance Payment to which the Participant becomes entitled under this Plan, or as a result of CCB's contesting the validity, enforceability or interpretation of the Plan.

                            ARTICLE X
                           ARBITRATION

10.1 Each Participant shall have the right and option to elect (in lieu of litigation) to have any dispute or controversy arising under or in connection with the Plan settled by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Participant within fifty
(50) miles from the location of his or her job with an Employer, in accordance with rules of the American Arbitration Association then in effect. Judgment may be entered on the award of the arbitrator in any court having jurisdiction. All expenses of such arbitration, including the fees and expenses of the counsel for the Participant, shall be borne by CCB.




Approved by CCB Board of Directors
October 21, 1997